Exhibit 10.10.c

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                                 THIRD AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                               CMBS LOAN AGREEMENT


                              FOR A CREDIT FACILITY
                         IN AN AMOUNT UP TO $100,000,000

                           Dated as of August 9, 2002

                                     Between

                               CAPITAL TRUST, INC.
                                   as Borrower


                                       and


                   MORGAN STANLEY & CO. INTERNATIONAL LIMITED
                                    as Lender



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.    Amendments.............................................................1

2.    Representations and Warranties.........................................4

3.    Binding Effect; No Waiver; No Partnership; Counterparts................4

4.    Further Agreements.....................................................4

5.    Governing Law..........................................................4

6.    Continuing Effect......................................................4

7.    Conditions Precedent...................................................4

      THIRD AMENDMENT TO AMENDED AND RESTATED CMBS LOAN AGREEMENT dated as of August 9, 2002 (this "Agreement") between CAPITAL TRUST, INC., a Maryland corporation ("Borrower"), and MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("Lender") to CMBS Loan Agreement dated as of February 8, 2001 between Borrower and Lender as amended pursuant to that certain First Amendment to Amended and Restated CMBS Loan Agreement dated as of July 16, 2001, between Borrower and Lender and as further amended pursuant to that certain Second Amendment to Amended and Restated CMBS Loan Agreement dated as of July 16, 2002, between Borrower and Lender (collectively, the "Original Loan Agreement"). Capitalized terms used herein without definition have the meanings given to them in the Original Loan Agreement. The Original Loan Agreement, as amended by this Agreement, and as such agreement otherwise from time to time has been or hereafter may be amended, modified, extended, and supplemented, is hereinafter referred to as the "Loan Agreement."

                              PRELIMINARY STATEMENT

      Pursuant to the Original Loan Agreement Lender may make loans to fund Borrower's acquisition of Eligible Collateral from time to time subject to the terms and conditions of the Original Loan Agreement. Lender and Borrower desire to amend the Original Loan Agreement in order to inter alia, extend the term, change the definition of the term Lazard Collateral and amend certain of the financial covenants therein and such other terms and conditions applicable to such modifications.

      NOW, THEREFORE, in consideration of the mutual promises herein contained the parties hereto hereby agree as follows:

1.    Amendments. The Original Loan Agreement is hereby amended as follows:

      (a) Defined Terms. Subsection 1.01 of the Original Loan Agreement is hereby amended by:

          (i) the deletion in its entirety of the definition of the term "Additional Lazard Collateral" and the substitution of the following:

      "Additional Lazard Collateral" collectively means, the Eligible Collateral set forth on Exhibit A hereto.

          (ii) the deletion in its entirety of the definition of the term "Affiliate Credit Facility" and the substitution therefor of the following:

      "Affiliate Credit Facility" shall mean any one or more agreements between Lender, or an Affiliate of Lender, and Affiliates of Borrower (including, without limitation, that certain (i) Master Loan and Security Agreement dated as of September 19, 2000, between CT Mezzanine Partners I LLC and Lender as amended pursuant to that certain First Amendment to Master Loan and Security Agreement dated as of December 29, 2000, as further amended pursuant to that certain Second Amendment to Master Loan and Security Agreement dated as of February 8, 2001, as further amended pursuant to that certain Third Amendment dated as of July 16, 2001, as further amended pursuant to that certain Fourth Amendment to Master Loan and Security Agreement dated as of July 16, 2002 and as further amended pursuant to that certain Fifth Amendment to Master Loan and Security Agreement dated as of August 9, 2002, (ii) that certain CMBS Loan Agreement dated as of September 19, 2000, between CT Mezzanine Partners I LLC and MSIL as amended pursuant to that certain First Amendment to CMBS Loan Agreement dated as of February 8, 2001, as further amended pursuant to that certain Second Amendment to CMBS Loan Agreement dated as of July 16, 2001, as further amended pursuant to that certain Third Amendment to CMBS Loan Agreement dated as of July 16, 2002 and as further amended pursuant to that certain Fourth Amendment to CMBS Loan Agreement dated as of August 9, 2002, (iii) that certain Master Loan and Security Agreement dated as of July 16,
      2001,   between  Lender  and  CTMP  II

      Funding Corp. (MS) as supplemented pursuant to that certain Joinder dated as of January 31, 2002, by CTMPII FC BLOCK (MS), CTMP II Funding Corp. (MS), CTMPII FC Transpotomac (MS) and CT Mezzanine Partners II LP in favor of Lender, MSIL and agreed to and accepted by Bankers Trust Company and Midland Loan Services, Inc., as further supplemented pursuant to that certain Modification to Joinder dated as of August 9, 2002 among the same parties as amended pursuant to that certain First Amendment to Master Loan and Security Agreement dated as of July 16, 2002 and as further amended pursuant to that certain Second Amendment to Master Loan and Security Agreement dated as of August 9, 2002 and (iv) CMBS Loan Agreement dated as of July 16, 2001, between MSIL and CTMP II Funding Corp. (MS)) as supplemented pursuant to that certain Joinder dated as of January 31, 2002, by CTMPII FC BLOCK (MS), CTMP II Funding Corp. (MS), CTMPII FC Transpotomac
      (MS) and CT Mezzanine Partners II LP in favor of Lender, MSDWMCI and agreed to and accepted by Bankers Trust Company and Midland Loan Services, Inc., as further supplemented pursuant to that certain Modification to Joinder dated as of August 9, 2002 among the same parties as amended pursuant to that certain First Amendment to CMBS Loan Agreement dated as of July 16, 2002 and as further amended pursuant to that certain Second Amendment dated as of August 9, 2002) pursuant to which such Affiliate of Borrower shall incur Indebtedness to Lender or such Affiliate of Lender and including, without limitation, any other loan agreement or repurchase agreement between Lender, or an Affiliate of Lender, and an Affiliate of Borrower.

          (iii) the deletion in its entirety of the definition of the term "Amortization Period" and the substitution therefor of the following:

      "Amortization Period" shall mean, if the Termination Date shall be extended in accordance with the terms hereof, the period from and after July 16, 2003 to, but not including, April 16, 2004.

          (iv) the deletion of the words "June 30, 2001" in subsection (B) of the definition of the term "Eurodollar Rate Spread" and the substitution therefor with the words "July 16, 2003."

          (v) the deletion in its entirety of the definition of the term "Termination Date" and the substitution therefor of the following:

      "Termination Date" shall mean July 16, 2003 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law; provided, however, that in the event that (i) this Agreement shall not have been earlier terminated and (ii) no Default shall have occurred and be continuing on July 16, 2003, the Termination Date shall be automatically extended to April 16, 2004.

      (vi) The deletion in its entirety of the definition of the term "Tangible Net Worth" and the substitution thereof of the following:

      "Tangible Net Worth" shall mean, as of a particular date,

      (a) all amounts included in stockholder's equity plus the aggregate amount recorded for convertible trust preferred securities, on a balance sheet of Borrower at such date, determined in accordance with GAAP, less

      (b) (i) amounts owing to Borrower from Affiliates and (ii) intangible assets.

          (vii) the deletion in its entirety of the definition of the term "Total Indebtedness" and the substitution therefor of the following:


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      "Total  Indebtedness"  shall mean,  at any date,  the  aggregate
      Indebtedness  of  Borrower  during  such  period   (specifically
      excluding any amount recorded on the Borrower's balance sheet for convertible trust preferred securities), less the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP.

      (b) Loans. Paragraph (a) of subsection 2.01 of the Original Loan Agreement is hereby amended by the deletion in the first sentence thereof of the words "June 30, 2001" and the substitution therefor of the words "July 16, 2003."

      (c) Subsection 2.02 of the Original Loan Agreement is hereby deleted in its entirety and the following subsection shall be inserted in lieu thereof:

            "(a) The Loans  made by  Lender  shall be  evidenced  by a single promissory note of Borrower substantially in the form of Exhibit A hereto, dated the date hereof, payable to Lender in the principal amount of One Hundred Million Dollars ($100,000,000.00), as otherwise duly completed. Notwithstanding the foregoing, provided that no Default or Event of Default shall have occurred and be continuing hereunder or under any Affiliate Credit Facility, Borrower may request, upon no less than ten (10) Business Days prior written notice delivered to Lender, that the aggregate credit available to Borrower hereunder, under the Conduit Loan Agreement and under any Affiliate Credit Agreement be reallocated among such credit agreements; provided, however, that in no event shall the Maximum Credit plus (i) the aggregate of the Maximum Credit hereunder and the Maximum Credit (as such term is defined in the Conduit Loan Agreement) under the Conduit Loan Agreement plus
      (ii) the aggregate Maximum Credit (as such term is defined in any Affiliate Credit Facility) under any existing Affiliate Credit Facility, exceed Three Hundred and Fifty Million Dollars ($350,000,000.00). In the event (i) that the Maximum Credit is increased or decreased as a result of a reallocation of the Maximum Credit available hereunder or under any Affiliate Credit Facility, Borrower shall deliver to Lender a substitute Note evidencing such increase or decrease and such other documents, certificates and amendments as Lender shall request. Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise and shall have the right to sell participating interests in such Note; provided, however, that Lender must retain (i) in excess of fifty percent (50%) ownership interest in the Note and (ii) have control over all decisions with respect to loan pricing and the exercise of remedies with respect to each item of Collateral; and provided, further, however, that Lender may subject up to one hundred percent (100%) of the Loans made hereunder to a repurchase agreement."

            (b) The date, amount and interest rate of each Loan made by Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by Lender from time to time on its internal books and records (whether electronic or otherwise). Failure of Lender to make such notation shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans. Borrower agrees that Lender's books and records showing the MS Indebtedness pursuant to this Loan Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any MS Indebtedness is also evidenced by a promissory note or other instrument. Lender will provide to the Borrower a monthly statement of Loans, payments, and other transactions pursuant to this Loan Agreement. Failure by Lender to provide such monthly statement shall not effect the obligations of Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans. Such statement shall be deemed correct, accurate, and binding on Borrower absent manifest error."


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


      (d) Subsections 3.01(a) of the Original Loan Agreement is hereby deleted in its entirety and the following subsection shall be inserted in lieu thereof:

            "(a) Borrower hereby promises to repay in full on the Termination Date the aggregate outstanding principal amount of the Loans; provided, however, in the event the Termination Date shall be extended to April 16, 2004 pursuant to the terms hereof, Borrower promises to repay such aggregate principal amount of the Loans outstanding on July 16, 2003 by the payment on the first Business Day of each month during the Amortization Period beginning with August 1, 2003 and on the Termination Date, as extended (each, an "Installment Date") of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding as at July 16, 2003 divided by (y) nine
      (9) (such schedule of payments, the "Amortization Schedule"); provided, further, that in the event that Borrower shall repay any portion of the outstanding principal in an amount in excess of the amount then due and payable in accordance with the Amortization Schedule, the Amortization Schedule shall be recalculated such that Borrower shall repay the principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) by the payment on each Installment Date remaining in the Amortization Period of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) divided by (y) the number of Installment Dates remaining during the Amortization Period. Any repayment of the principal of the Loans made by Borrower to Lender subsequent to an Installment Date shall be credited at the time of such payment and applied to the payment due on next succeeding Installment Date."

      (e) Section 6.14 of the Original Loan Agreement is hereby deleted in its entirety and the following subsection shall be inserted in lieu thereof:

      "Tangible Net Worth. On the date hereof, the Tangible Net Worth is not less than the sum of $200,000,000."

      (f) Section 7.12 of the Original Loan and Security Agreement is hereby deleted in its entirety and the following section shall be inserted in lieu thereof:

      "Maintenance of Tangible Net Worth. Borrower shall not permit Tangible Net Worth at any time to be less than the sum of (i) $200,000,000 plus (ii) an amount equal to 75% of the net proceeds received by the Borrower from the issuance by it after July 1, 2002 of any equity securities (including convertible trust preferred securities); provided, however, that in the event Borrower shall redeem or repurchase and cancel any equity securities (or convertible trust preferred securities) the amount set forth in clause (i) of this Section 7.12 shall be reduced, dollar for dollar, by the amount of the aggregate redemption or repurchase price of such equity securities, or if greater, the book value thereof."

2.    Representations and Warranties.

      Borrower hereby makes to Lender the representations and warranties set forth in Section 6 of the Original Loan Agreement, as amended by this Agreement.

3.    Binding Effect; No Waiver; No Partnership; Counterparts.

      The provisions of the Original Loan Agreement and this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed (a) to constitute a waiver of any right of Lender under the Loan Agreement, as amended, or (b) to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Agreement as herein provided, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

4.    Further Agreements.

      Borrower  agrees  to  execute  and  deliver  such  additional   documents,
instruments or agreements as may be reasonably requested by Lender and as may be necessary or appropriate to effectuate the purposes of this Agreement.

5.    Governing Law.

      This Agreement shall be governed by the laws of the State of New York.

6.    Continuing Effect.

      Except as modified by this Agreement, all terms of the Original Loan Agreement shall remain in full force and effect. Each and all references to the "Loan Agreement" in the Loan Documents shall mean the Loan Agreement as amended hereby.

7.    Conditions Precedent.

      It is a condition precedent to the effectiveness of this Agreement that each of the following shall have occurred:

      (a) each party hereto shall have executed and delivered this Agreement;

      (b) Lender shall have received from Borrower an officer's certificate dated the date hereof in the form required under Section 5.02(b) of the Loan Agreement which shall be true, correct and complete both before and after giving effect to this Agreement; and

      (c) Lender shall have received from Borrower's counsel, or counsels, opinions acceptable to Lender.


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


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                              BORROWER
                              --------

                              CAPITAL TRUST, INC.

                              By: /s/ Edward L. Shugrue, III
                                 ---------------------------------------
                              Name:  Edward L. Shugrue, III
                              Title:  Chief Financial Officer



                              LENDER
                              ------

                              MORGAN STANLEY & CO. INTERNATIONAL LIMITED

                              By:  /s/ Thomas G. Wipf
                                 ---------------------------------------
                              Name:   Thomas G. Wipf
                              Title:  Managing Director


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



                                    EXHIBIT A
      All of Borrower's right, title and interest under the following documents and agreements (collectively, the "Documents"), whether now owned or hereafter acquired, now existing or hereafter arising and wherever located:

      Unless otherwise noted, all documents listed as items 1-94 are dated as of February 8, 2001

1. Amended and Restated Loan Agreement, among Borrower, LFSRI II SPV REIT Corp. ("LFSRI") and Senior Quarters Funding Corp. ("Senior"; Senior and LFSRI hereinafter collectively, referred to as, "Lazard Borrowers").

2. Note dated April 24, 2000, made by LFSRI payable to the order of Borrower, in the original principal amount of $10,000,000, as endorsed by Borrower in blank pursuant to that certain Allonge.

3. Second Additional Note made by Lazard Borrowers payable to the order of Borrower, in the original principal amount of $63,750,000, as endorsed by Lazard Borrowers in blank pursuant to that certain Allonge.

4. Guaranty made by LF Strategic Realty Investors II L.P., LFSRI II - CADIM Alternative Partnership L.P. and LFSRI II Alternative Partnership L.P. (collectively, the "Fund") in favor of Borrower.

5. Acknowledgement among Borrower, Lazard Borrowers and the other parties signatory thereto.

6. Amended and Restated Deposit and Security Agreement (the "Deposit Agreement") among Borrower, Lazard Borrowers, the Fund, LFSRI II Extended Stay L.L.C., Prometheus Extended Stay L.L.C., Prometheus Southeast Retail LLC, Prometheus Assisted Living LLC, LSFRI II Assisted Living LLC, Prometheus Homebuilders LLC, Prometheus UK Hospitality LLC, Prometheus Senior Quarters LLC, Prometheus SQ Interim Corp., Atria Holdings LLC, Prometheus SQ Holdings Corp., Lender, The Chase Manhattan Bank and Midland Loan Services, Inc., together with:

    (a) the Deposit Account defined in the Deposit Agreement (the "Deposit Account");

    (b) the Account Collateral (as defined in the Deposit Agreement);

    (c) all funds and financial assets in the Deposit Account; and

    (d) all other property credited to the Deposit Account from time to time.

7.  LFSRI II SPV REIT Corp.

    Delaware UCC-1 Financing Statement made by LFSRI, as debtor, Borrower, as secured party, filed July 9, 1999, bearing File No. 991281108, with the Delaware Secretary of State, as assigned by Borrower, to Secured Party pursuant to UCC-3 Assignment, as amended by LFSRI and Secured Party pursuant to UCC-3 Amendment (Amended and Restated Deposit and Security Agreement).

    New York UCC-1 Financing Statement made by LFSRI, as debtor, Borrower, as secured party, filed July 9, 1999, bearing File No. 137574, with the New York Secretary of State, as assigned by Borrower, to Secured Party pursuant to UCC-3 Assignment, as amended by LFSRI and Secured Party pursuant to UCC-3 Amendment (Amended and Restated Deposit and Security Agreement).

    New York County UCC-1 Financing Statement made by LFSRI, as debtor, Borrower, as secured party, filed July13, 1999, bearing File No. 99PN36877, with the Office of the City Register, New York County, as assigned by Borrower, to Secured Party pursuant to UCC-3 Assignment, as amended by LFSRI and Secured Party pursuant to UCC-3 Amendment (Amended and Restated Deposit and Security Agreement).

    Senior Quarters Funding Corp.

    Delaware UCC-1 Financing Statement among Senior, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State (Amended and Restated Deposit and Security Agreement).

    New York UCC-1 Financing Statement among Senior, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State (Amended and Restated Deposit and Security Agreement).

    New York County UCC-1 Financing Statement among Senior, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County (Amended and Restated Deposit and Security Agreement).

    Prometheus Extended Stay L.L.C.

    Delaware UCC-1 Financing Statement among Prometheus Extended Stay L.L.C., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State (Amended and Restated Deposit and Security Agreement).

    New York UCC-1 Financing Statement among Prometheus Extended Stay L.L.C., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State (Amended and Restated Deposit and Security Agreement).

    New York County UCC-1 Financing Statement among Prometheus Extended Stay L.L.C., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County (Amended and Restated Deposit and Security Agreement).

    Prometheus Southeast Retail LLC

    Delaware UCC-1 Financing Statement made by Prometheus Southeast Retail LLC, as debtor, Borrower, as secured party, filed July 9, 1999, bearing File No. 991281139, with the Delaware Secretary of State, as assigned by Borrower, to Secured Party pursuant to UCC-3 Assignment, as amended by Prometheus Southeast Retail LLC and Secured Party pursuant to UCC-3 Amendment (Amended and Restated Deposit and Security Agreement).

    New York UCC-1 Financing Statement made by Prometheus Southeast Retail LLC, as debtor, Borrower, as secured party, filed July 9, 1999, bearing File No. 137585, with the New York Secretary of State, as assigned by Borrower, to Secured Party pursuant to UCC-3 Assignment, as amended by Prometheus Southeast Retail LLC and Secured Party pursuant to UCC-3 Amendment (Amended and Restated Deposit and Security Agreement).

    New York County UCC-1 Financing Statement made by Prometheus Southeast Retail LLC, as debtor, Borrower, as secured party, filed July 9, 1999, bearing File No. 99PN36880, with the New York Secretary of State, as assigned by Borrower, to Secured Party pursuant to UCC-3 Assignment, as amended by Prometheus Southeast Retail LLC and Secured Party pursuant to UCC-3 Amendment (Amended and Restated Deposit and Security Agreement).

8. Pledge and Security Agreement (Membership Interests) among Borrower, LFSRI II Extended Stay L.L.C. and Prometheus Extended Stay L.L.C. [for 51% of the membership interests in Prometheus Extended Stay L.L.C.].

9. Delaware UCC-1 Financing Statement among LFSRI II Extended Stay L.L.C., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for 51% of the membership interests in Prometheus Extended Stay L.L.C. and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among LFSRI II Extended Stay L.L.C., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for 51% of the membership interests in Prometheus Extended Stay L.L.C. and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among LFSRI II Extended Stay L.L.C., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for 51% of the membership interests in Prometheus Extended Stay L.L.C. and Amended and Restated Deposit and Security Agreement].

10. Pledge and Security Agreement (Stock and Promissory Note) between Borrower and Prometheus Assisted Living LLC [for approximately 43.5% of the common stock of ARV Assisted Living, Inc. and a $1.5m Note made by ARV Associated Living, Inc.].

11. Delaware UCC-1 Financing Statement among Prometheus Assisted Living LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for approximately 43.5% of the common stock of ARV Assisted Living, Inc. and a $1.5m Note made by ARV Associated Living, Inc. and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among Prometheus Assisted Living LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for approximately 43.5% of the common stock of ARV Assisted Living, Inc. and a $1.5m Note made by ARV Associated Living, Inc. and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among Prometheus Assisted Living LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for approximately 43.5% of the common stock of ARV Assisted Living, Inc. and a $1.5m Note made by ARV Associated Living, Inc. and Amended and Restated Deposit and Security Agreement].

12. 485,700 Shares of the Common Stock of ARV Assisted Living, Inc. represented by Certificate Number SD 2780 in the name of Prometheus Assisted Living LLC, dated September 15, 1998, together with Stock Power executed in blank by Prometheus Assisted Living LLC.

13. 4,262,226 Shares of the Common Stock of ARV Assisted Living, Inc. represented by Certificate Number SD 1363 in the name of Prometheus Assisted Living LLC, dated December 5, 1997, together with Stock Power executed in blank by Prometheus Assisted Living LLC.

14. 1,921,012 Shares of the Common Stock of ARV Assisted Living, Inc. represented by Certificate Number SD 0934 in the name of Prometheus Assisted Living LLC, dated July 23, 1997, together with Stock Power executed in blank by Prometheus Assisted Living LLC.

15. 926,131 Shares of the Common Stock of ARV Assisted Living, Inc. represented by Certificate Number SD 1664 in the name of Prometheus Assisted Living LLC, dated January 23, 1998, together with Stock Power executed in blank by Prometheus Assisted Living LLC.

16. Intentionally omitted.

17. Pledge and Security Agreement (Warrants) between Borrower and LFSRI II Assisted Living LLC [for warrants to purchase 750,000 shares of ARV Assisted Living, Inc. at $3.00 per share].

18. Delaware UCC-1 Financing Statement among LFSRI II Assisted Living LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for warrants to purchase 750,000 shares of ARV Assisted Living, Inc. at $3.00 per share and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among LFSRI II Assisted Living LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for warrants to purchase 750,000 shares of ARV Assisted Living, Inc. at $3.00 per share and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among LFSRI II Assisted Living LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for warrants to purchase 750,000 shares of ARV Assisted Living, Inc. at $3.00 per share and Amended and Restated Deposit and Security Agreement].

19. Warrant dated April 24, 2000, to Purchase 750,000 Shares of the Common Stock of ARV Assisted Living, Inc. at $3.00 per share, together with Assignment of Warrant executed in blank by LFSRI II Assisted Living LLC.

20. Pledge and Security Agreement (Membership Interests) between Borrower and Prometheus UK Hospitality LLC [for 49% of Prometheus UK Hospitality LLC's 65% interest in Destination Europe USA, LLC].

21. Delaware UCC-1 Financing Statement among Prometheus UK Hospitality LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for 49% of Prometheus UK Hospitality LLC's 65% interest in Destination Europe USA, LLC and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among Prometheus UK Hospitality LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for 49% of Prometheus UK Hospitality LLC's 65% interest in Destination Europe USA, LLC and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among Prometheus UK Hospitality LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for 49% of Prometheus UK Hospitality LLC's 65% interest in Destination Europe USA, LLC and Amended and Restated Deposit and Security Agreement].

22. Pledge and Security Agreement (Membership Interests) among Borrower, the Fund, Prometheus Assisted Living LLC, Prometheus Homebuilders LLC, LFSRI II Assisted Living LLC and Prometheus Senior Quarters LLC [for 100% of the membership interests in Prometheus Assisted Living LLC, Prometheus Homebuilders LLC and LFSRI II Assisted Living LLC].

    LF Strategic Realty Investors II L.P.

23. Delaware UCC-1 Financing Statement among LF Strategic Realty Investors II L.P., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for 100% of the membership interests in Prometheus Assisted Living LLC, Prometheus Homebuilders LLC, LFSRI II Assisted Living LLC and Prometheus Senior Quarters LLC and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among LF Strategic Realty Investors II L.P., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for 100% of the membership interests in Prometheus Assisted Living LLC, Prometheus Homebuilders LLC, LFSRI II Assisted Living LLC and Prometheus Senior Quarters LLC and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among LF Strategic Realty Investors II L.P., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for 100% of the membership interests in Prometheus Assisted Living LLC, Prometheus Homebuilders LLC, LFSRI II Assisted Living LLC and Prometheus Senior Quarters LLC and Amended and Restated Deposit and Security Agreement].

    LFSRI II - CADIM Alternative Partnership, L.P.

24. Delaware UCC-1 Financing Statement among LFSRI II - CADIM Alternative Partnership, L.P., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for 100% of the membership interests in Prometheus Assisted Living LLC, Prometheus Homebuilders LLC, LFSRI II Assisted Living LLC and Prometheus Senior Quarters LLC and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among LFSRI II - CADIM Alternative Partnership, L.P., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for 100% of the membership interests in Prometheus Assisted Living LLC, Prometheus Homebuilders LLC, LFSRI II Assisted Living LLC and Prometheus Senior Quarters LLC and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among LFSRI II - CADIM Alternative Partnership, L.P., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for 100% of the membership interests in Prometheus Assisted Living LLC, Prometheus Homebuilders LLC, LFSRI II Assisted Living LLC and Prometheus Senior Quarters LLC and Amended and Restated Deposit and Security Agreement].

    LFSRI II Alternative Partnership L.P.

25. Delaware UCC-1 Financing Statement among LFSRI II Alternative Partnership, L.P., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for 100% of the membership interests in Prometheus Assisted Living LLC, Prometheus Homebuilders

    LLC, LFSRI II Assisted Living LLC and Prometheus Senior Quarters LLC and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among LFSRI II Alternative Partnership, L.P., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for 100% of the membership interests in Prometheus Assisted Living LLC, Prometheus Homebuilders LLC, LFSRI II Assisted Living LLC and Prometheus Senior Quarters LLC and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among LFSRI II Alternative Partnership, L.P., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for 100% of the membership interests in Prometheus Assisted Living LLC, Prometheus Homebuilders LLC, LFSRI II Assisted Living LLC and Prometheus Senior Quarters LLC and Amended and Restated Deposit and Security Agreement].

26. Pledge and Security Agreement (Stock and Warrants) between Borrower and Prometheus Homebuilders LLC [for 33% of the outstanding shares (Preferred and Common) of The Fortress Group, Inc. and warrants to purchase 33,333,333 additional common shares of The Fortress Group, Inc. at $0.01 per share].

27. First Amendment to Pledge and Security Agreement (Stock and Warrants) dated as of July 31, 2001 between Borrower and Prometheus Homebuilders LLC, together with allonge executed in blank.

28. Pledge and Security Agreement (Stock) among Borrower, Prometheus SQ Holdings Corp., Senior and Prometheus SQ Interim Corp.[for 100% of the equity interests in Senior and Prometheus SQ Interim Corp.]

29. Delaware UCC-1 Financing Statement among Prometheus SQ Holdings Corp., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for 100% of the equity interests in Senior and Prometheus SQ Interim Corp. and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among Prometheus SQ Holdings Corp., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for 100% of the equity interests in Senior and Prometheus SQ Interim Corp. and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among Prometheus SQ Holdings Corp., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for 100% of the equity interests in Senior and Prometheus SQ Interim Corp. and Amended and Restated Deposit and Security Agreement].

30. 100 Shares of the Common Stock of Senior represented by Certificate Number C-1 in the name of Prometheus SQ Holdings Corp., dated February 7, 2001, together with Stock Power executed in blank by Prometheus SQ Holdings Corp.

31. Stock Subscription Agreement between Prometheus SQ Holdings Corp. and Senior Quarters Funding Corp.

32. 100 Shares of the Common Stock of Prometheus SQ Interim Corp. represented by Certificate Number 1 in the name of Prometheus SQ Holdings Corp., dated September 15, 1998, together with Stock Power executed in blank by Prometheus SQ Holdings Corp.

33. Pledge and Security Agreement (Stock) between Borrower and Prometheus SQ Interim Corp. [for 100% of the equity interests in Kapson Senior Quarters Corp. ].

34. Delaware UCC-1 Financing Statement among Prometheus SQ Interim Corp., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for 100% of the equity interests in Kapson Senior Quarters Corp. and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among Prometheus SQ Interim Corp., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for 100% of the equity interests in Kapson Senior Quarters Corp. and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among Prometheus SQ Interim Corp., as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for 100% of the equity interests in Kapson Senior Quarters Corp. and Amended and Restated Deposit and Security Agreement].

35. 200 Shares of the Common Stock of Kapson Senior Quarters Corp. represented by Certificate Number 5 in the name of Prometheus SQ Interim Corp., together with Stock Power executed in blank by Prometheus SQ Interim Corp.

36. Pledge and Security Agreement (Stock) between Borrower and Atria Holdings LLC [for 89.1% of the common stock and 100% of the preferred stock in Atria, Inc.].

37. Delaware UCC-1 Financing Statement among Atria Holdings LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for 89.1% of the common stock and 100% of the preferred stock in Atria, Inc. and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among Atria Holdings LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for 89.1% of the common stock and 100% of the preferred stock in Atria, Inc. and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among Atria Holdings LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for 89.1% of the common stock and 100% of the preferred stock in Atria, Inc. and Amended and Restated Deposit and Security Agreement].

38. 9,135.802 Shares of the Common Stock of Atria, Inc. represented by Certificate Number 4 in the name of Atria Holdings LLC, dated February 16, 2000, together with Stock Power executed in blank by Atria Holdings LLC.

39. 274.99155 Shares of the Series A Cumulative Preferred Stock of Atria, Inc. represented by Certificate Number 4 in the name of Atria Holdings LLC, dated December 28, 2000, together with Stock Power executed in blank by Atria Holdings LLC.

40. Pledge and  Security  Agreement  (Membership  Interests)  between  Borrower,
    Prometheus Senior Quarters LLC, Prometheus SQ Holdings Corp. and Atria Holdings LLC [for 100% of the membership interests in Atria Holdings LLC and 100% of the equity interests in Prometheus SQ Holdings Corp.].

41. Delaware UCC-1 Financing Statement among Prometheus Senior Quarters LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Delaware Secretary of State [for 100% of the membership interests in Atria Holdings LLC and 100% of the equity interests in Prometheus SQ Holdings Corp. and Amended and Restated Deposit and Security Agreement].

    New York UCC-1 Financing Statement among Prometheus Senior Quarters LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the New York Secretary of State [for 100% of the membership interests in Atria Holdings LLC and 100% of the equity interests in Prometheus SQ Holdings Corp. and Amended and Restated Deposit and Security Agreement].

    New York County UCC-1 Financing Statement among Prometheus Senior Quarters LLC, as debtor, Borrower, as secured party, and Lender, as assignee, filed with the Office of the City Register, New York County [for 100% of the membership interests in Atria Holdings LLC and 100% of the equity interests in Prometheus SQ Holdings Corp. and Amended and Restated Deposit and Security Agreement].

42. 100 Shares of the Common Stock of Prometheus SQ Holdings Corp. represented by Certificate Number 1 in the name of Prometheus Senior Quarters LLC, dated September 15, 1998, together with Stock Power executed in blank by Prometheus Senior Quarters LLC.

    Direction Letters

43. Direction Letter dated February 6, 2001, from the Fund to American Apartment Comminutes III Inc. and American Apartment Communities III L.P.

44. Direction Letter dated February 6, 2001, from the Fund to Prometheus UK Hospitality LLC.

45. Direction Letter dated February 6, 2001, from Prometheus Extended Stay, L.L.C. to Intown Holding Company, L.L.C.

46. Direction Letter dated February 6, 2001, from Prometheus Assisted Living LLC to ARV Assisted Living, Inc., as amended by Letter of Direction dated April 24, 2002.

47. Direction Letter dated February 6, 2001, from Prometheus UK Hospitality LLC to Destination Europe USA, LLC

48. Direction Letter dated February 6, 2001, from the Fund to Prometheus Senior Quarters LLC.

49. Direction  Letter from  Prometheus  Homebuilders  LLC to The Fortress Group,
    Inc.

50. Direction Letter dated February 6, 2001, from Prometheus SQ Holdings Corp. to Prometheus SQ Interim Corp.

51. Direction Letter dated February 6, 2001, from Prometheus SQ Holdings Corp. to Senior Quarters Funding Corp.

52. Direction Letter dated February 6, 2001, from Prometheus SQ Interim Corp. to Kapson Senior Quarters Corp.

53. Direction Letter dated February 6, 2001, from Atria Holdings LLC to Atria, Inc.

54. Opinion of Simpson Thacher & Bartlett to Borrower, CT Mezzanine Partners I LLC and Lender.

55. Opinion of Lazard Freres & Co. LLC to Borrower.

    Organizational Documents

56. Secretary's Certificate of Senior.

57. Certificate of LFSRI.

58. Certificate of LF Strategic Realty Investors II, L.P.

59. Certificate of LFSRI II-CADIM Alternative Partnership L.P.

60. Certificate of LFSRI II Alternative Partnership L.P.

61. Certificate of Lazard Freres Real Estate Investors L.L.C.

62. Certificate of Prometheus Southeast Retail LLC.

63. Certificate of Prometheus Southeast Retail Trust.

64. Certificate of Prometheus Mid-Atlantic Investors Trust.

65. Certificate of The Rubenstein Company, L.P.

66. Certificate of LFSRI II Extended Stay L.L.C.

67. Secretary's Certificate of LFSRI II SPV E.S. Corp.

68. Certificate of Prometheus Extended Stay LLC.

69. Certificate of Intown Holding Company LLC.

70. Secretary's Certificate of American Apartment Communities III, Inc.

71. Certificate of American Apartment Communities III, L.P.

72. Certificate of Prometheus Assisted Living LLC.

73. Certificate of Prometheus UK Hospitality LLC.

74. Certificate of Prometheus Homebuilders LLC.

75. Organizational documents of The Fortress Group, Inc.

76. Secretary's Certificate of Prometheus SQ Holdings Corp.

77. Certificate of Prometheus Senior Quarters LLC.

78. Certificate of Atria Holdings LLC.

79. Organizational documents of Atria, Inc.

80. Certificate of Prometheus SQ Interim Corp.

81. Certificate of LFSRI II Assisted Living LLC.

82. Organizational documents of Kapson Senior Quarters Corp.

83. Organizational documents of ARV Assisted Living, Inc.

    Loan from LSFRI II Assisted Living LLC to ARV Assisted Living, Inc.

84. Amended Term Note dated April 24, 2002, made by ARV Assisted Living, Inc. payable to the order of LFSRI II Assisted Living LLC, in the original principal amount of $11,500,000, as endorsed by LFSRI II Assisted Living LLC in blank pursuant to that certain Allonge.

85. Omnibus Amendment dated as of April 24, 2000, between Borrower and LFSRI.

86. Amended and Restated Collateral Assignment dated as of April 24, 2002, between Borrower and LFSRI II Assisted Living LLC.

87. Direction Letter dated April 24, 2002, from LFSRI II Assisted Living LLC to ARV Assisted Living, Inc.

88. Opinion of Simpson, Thacher & Bartlett dated April 24, 2000, to Borrower and Lender.

89. Opinion of Lazard Freres & Co. LLC dated April 24, 2000, to Borrower.

    Participation to CT Mezzanine Partners I LLC

90. Participation Agreement between Borrower and CT Mezzanine Partners I LLC.

91. Participation Certificate, made by Capital Trust in favor of CT Mezzanine Partners, LLC in the original principal amount of $42,500,000, together with Endorsement to Participation Certificate, endorsed in blank by CT Mezzanine Partners, LLC.

92. Any  additional   Participation   Certificate(s)   issued  pursuant  to  the
    Participation Agreement referenced as item 1 above.

93. Tri-Party Agreement among Borrower, CT Mezzanine Partners I LLC and Lazard Borrowers.

            Pledge of Atria and Kapson Promissory Notes/Guaranties
            Unless otherwise noted, all documents listed below are dated as of March 2, 2001
94. Pledge and Security Agreement dated as of the Effective Date (Promissory Notes/Guaranties) between Borrower and Senior.

95. Promissory Note made by Atria Inc. in favor of Senior in the original principal amount of $15,000,000, as endorsed by Senior in blank pursuant to Promissory Note Allonge.

96. Guaranty of Payment from Kapson Senior Quarters Corp. to Senior.

97. Promissory Note made by Kapson Senior Quarters Corp. to Senior in the original principal amount of $15,000,000, as endorsed by Senior in blank pursuant to Promissory Note Allonge.

98. Guaranty of Payment from Atria, Inc. to Senior.

99. Delaware UCC-1 Financing Statement made by Senior, as debtor, in favor of Borrower, as secured party, filed with the Delaware Secretary of State, as assigned by Borrower to Lender.

100. New York UCC-1 Financing Statement made by Senior, as debtor, in favor of Borrower, as secured party, filed with the New York Secretary of State, as assigned by Borrower to Lender.

101. New York County UCC-1 Financing Statement made by Senior, as debtor, in favor of Borrower, as secured party, filed with the Office of the City Register, New York County, as assigned by Borrower to Lender.

102. Legal opinion letter dated as of the Effective Date, from Simpson Thacher & Bartlett to CT Mezzanine Partners I LLC, Borrower and Lender.

103. Direction letter dated April 26, 2001 from Senior to Kapson Senior Quarters Corp. regarding payments on account of the promissory note or guaranty.

104. Direction letter dated April 26, 2001, from Senior to Atria Inc. regarding payments on account of the promissory note or guaranty.